SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

On June 30, 2005, we entered into settlement agreement and general release (the “Settlement Agreement”) with Kenneth P. Ducey, Jr. a director and former president of Markland pursuant to which Markland paid $100,000 to Asset Growth, a company controlled by Mr. Ducey, and Mr. Ducey and Asset Growth agreed in accordance with Markland’s repurchase right to remit 6,555,088 shares of Markland common stock that had been previously issued to them as compensation.  Under the Settlement Agreement, Mr. Ducey and Markland agreed to mutual general releases of all claims that the parties may have against each other.   The Settlement Agreement also contains other customary provisions.  A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 16, 2005, we had initiated a lawsuit against Mr. Ducey, Jr. in the Superior Court for Danbury, Connecticut.  In our complaint, we had asserted that while he was the president and chief financial officer of Markland, Mr. Ducey wrongfully expended funds belonging to the Company on personal expenses; that Mr. Ducey expended Company funds for expenses for which he had already been recompensed; and that Mr. Ducey wrongfully withheld stock certificates upon which the Company had exercised a contractual repurchase right.  Through counsel, Mr. Ducey had threatened to assert various claims against Markland based in state and federal law.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 30, 2005, as part of the Settlement Agreement, Mr. Ducey tendered his resignation as director of Markland Technologies effective immediately. Mr. Ducey was not a member of any Board committees. Markland accepted his resignation noting that there were no disagreements between Mr. Ducey and Markland relating to the Markland’s operations, policies or practices.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement and General Release dated June 30, 2005 by and between Markland Technologies, Inc. and Kenneth P. Ducey, Jr. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Robert Tarini

Robert Tarini

Chief Executive Officer

Date: June 30, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement and General Release dated June 30, 2005 by and between Markland Technologies, Inc. and Kenneth P. Ducey, Jr. Filed herewith.

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